Exhibit 10.3
THIRD AMENDMENT TO FORBEARANCE AGREEMENT
     THIS THIRD AMENDMENT TO FORBEARANCE AGREEMENT (the “Amendment”) is made as of December 16, 2009, by and among FORTIS CAPITAL CORP., a Connecticut corporation (“FCC”), FORTIS ENERGY MARKETING & TRADING GP, a Delaware general partnership (formerly known as Fortis Energy LLC, a Delaware limited liability company, “FEMT”), THE MERIDIAN RESOURCE CORPORATION, a Texas corporation (“Meridian”), and the undersigned Guarantors (the “Guarantors”).
R E C I T A L S:
     WHEREAS, Meridian and FEMT have entered into (i) that certain ISDA 2002 Master Agreement, (ii) that certain Schedule to the ISDA Master Agreement, and (iii) that certain ISDA Credit Support Annex to the Schedule to the 2002 ISDA Master Agreement, each dated as of October 28, 2004 (together with all Confirmations (as defined therein), annexes, schedules, and exhibits thereto, as amended, restated, supplemented, extended, or otherwise modified from time to time, collectively, the “Master Agreement”);
     WHEREAS, Meridian, the Guarantors, FCC, and FEMT have entered into that certain Forbearance Agreement dated as of September 3, 2009 (the “Forbearance Agreement”) pertaining to the Master Agreement;
     WHEREAS, Meridian has requested that FCC and FEMT extend the Forbearance Period under the Forbearance Agreement, and FCC and FEMT have agreed to do so under the terms and conditions set forth in this Amendment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, each of FCC, FEMT, Meridian and the Guarantors agree as follows:
     1. Definitions. Capitalized terms defined in the Recitals section of this Amendment are incorporated herein by this reference and are used herein as so defined. Capitalized terms used and not defined in this Amendment (including in the Recitals section of this Amendment) shall have the meanings assigned to such terms in the Forbearance Agreement.
     2. Amendments to the Forbearance Agreement. Meridian, the Guarantors, FCC and FEMT agree that the Forbearance Agreement will be amended as follows:
     (a) Hedge Forbearance Period. The first sentence of Section 2(a) is amended to read as follows:
     “(a) Forbearance. During the period (the “Hedge Forbearance Period”) commencing on the Effective Date (as defined below) and ending on the earlier to occur of: (i) the end of the Forbearance Period under the Bank Group Forbearance Agreement; or (ii) the date that any Hedge Forbearance Default occurs, and subject to the other terms and conditions of this Agreement, FEMT hereby agrees that it will forbear from exercising any and all of its rights or remedies under the Master Agreement arising as a result of a Designated Event of Default, in consideration of Meridian’s and each Guarantor’s agreements, covenants, releases, and waivers contained in this Agreement.”
     3. Ratifications, Representations and Warranties.
     (a) Ratification of Master Agreement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Master Agreement hereby are ratified and confirmed and shall continue in full force and effect. Meridian and FEMT agree that the Master Agreement shall continue to be legal, valid, binding, and enforceable in accordance with its terms. Meridian and each Guarantor further expressly acknowledges and agrees that FEMT and FCC have a valid, non-avoidable, enforceable, and perfected security interest in and lien against each item of collateral described in the Master Agreement, and that such security interest and lien secures the payment obligations (if any) and the performance of all other obligations of Meridian under the Master Agreement.
     (b) General Representations and Warranties. Meridian and each Guarantor hereby jointly and severally represent and warrant to FEMT and FCC that (i) the execution, delivery, and performance of this Agreement has been duly authorized by all requisite organizational action on the part of such party and will not violate the constituent organizational documents of such party, contravene any contractual restriction, any law, rule, or regulation or court or administrative decree or order binding on or affecting such party or result in, or require the creation or imposition of any lien, security interest, or encumbrance on any of the properties of such party; (ii) this Agreement has been duly executed and delivered by each party and is the legal, valid, and binding obligation of each party, enforceable in accordance with its terms; (iii) other than with respect to the Designated Events of Default, (1) the representations and warranties contained in the Master Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, (2) no Event of Default or Potential Event of Default under the Master Agreement has occurred and is continuing, and (3) Meridian is in full compliance with all covenants and agreements contained in the Master Agreement; and (iv) absent the effectiveness of this Agreement, FEMT is entitled to exercise immediately its rights and remedies under the Master Agreement.
     (c) Ratification of Guarantees. Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Agreement and hereby ratifies and confirms its respective guarantee under the Guarantee dated as of August 13, 2002, as amended by that certain Amendment and Confirmation of Guarantee dated as of December 23, 2004 (as so amended, the “Guarantee”) for the benefit of FEMT and FCC. Each Guarantor hereby represents and acknowledges that the execution and delivery of this Agreement shall in no way change or modify its obligations as a guarantor under the Guarantee and shall not constitute a waiver by FEMT or FCC of any of its rights against such Guarantor.

     4. Conditions Precedent. This Amendment shall become effective (the “Effective Date”) upon receipt by FCC and FEMT of an executed copy of this Amendment.
     5. Miscellaneous Provisions.
     (a) Survival of Representations and Warranties. All representations and warranties made in the Master Agreement shall survive the execution and delivery of this Agreement, and no investigation by FEMT or FCC or any closing shall affect such representations and warranties or the right of FEMT and FCC to rely upon them.
     (b) Limitation on Relationship between Parties. Nothing contained in this Agreement, the Master Agreement, or any instrument, document, or agreement delivered in connection herewith or therewith shall be deemed or construed to create a fiduciary relationship between the parties hereto.
     (c) Expenses of FEMT and FCC. Meridian agrees to pay on demand all reasonable costs and out-of-pocket expenses incurred by FEMT and FCC in connection with the preparation, negotiation, execution, and enforcement of this Agreement and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of FEMT’s and FCC’s legal counsel, and all costs and expenses incurred by FEMT in connection with the enforcement or preservation of any rights under the Master Agreement.
     (d) Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     (e) Successors and Assigns; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither Meridian nor any Guarantor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of FEMT and FCC, and no other person shall have any right, benefit or interest under or because of the existence of this Agreement.
     (f) Amendments; Interpretation. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the parties hereto, and no waiver of any provision of this Agreement or consent to any departure by Meridian or any Guarantor therefrom, shall in any event be effective without the written consent of FEMT and FCC. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
     (g) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument, and all signature pages transmitted by electronic transmission shall be considered as original executed counterparts. Each party to this

Agreement agrees that it will be bound by its own facsimile or electronic signature and that it accepts the facsimile or electronic signatures of each other party.
     (h) Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
     (i) Further Assurances. Meridian and each Guarantor agrees to execute such other and further documents and instruments as FEMT or FCC may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Master Agreement.
     (j) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (k) Release. MERIDIAN AND EACH GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, RECOUPMENT, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM, OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL, OR ANY PART OF ITS LIABILITY TO REPAY ITS OBLIGATIONS (IF ANY) ARISING UNDER THE MASTER AGREEMENT OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM FEMT OR FCC WITH RESPECT THERETO. MERIDIAN AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES FEMT, FCC, AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, REPRESENTATIVES, OWNERS, AFFILIATES, SUCCESSORS, TRANSFEREES AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH MERIDIAN OR SUCH GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM OR ARISING IN CONNECTION WITH ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE MASTER AGREEMENT, AND/OR NEGOTIATION OF, OR EXECUTION OF, THIS AGREEMENT. IT IS AGREED THAT THE SCOPE OF THIS RELEASE UNDER THIS PARAGRAPH

SHALL INCLUDE ALL CLAIMS, DEMANDS, OR CAUSES OF ACTION ARISING IN WHOLE OR PART FROM THE NEGLIGENCE OR STRICT LIABILITY OF FEMT, FCC, OR ANY OTHER RELEASED PARTY. MERIDIAN AND EACH GUARANTOR HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION, OR CAUSE OF ACTION TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED TO A RELEASED PARTY’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS, OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING, OR ATTEMPTING TO COLLECT, THE OBLIGATIONS, INDEBTEDNESS, AND OTHER OBLIGATIONS OF MERIDIAN OR ANY GUARANTOR TO A RELEASED PARTY. MERIDIAN AND EACH GUARANTOR AGREES TO INDEMNIFY AND HOLD FEMT AND FCC HARMLESS FROM ANY AND ALL MATTERS RELEASED PURSUANT TO THIS PARAGRAPH. MERIDIAN AND EACH GUARANTOR ACKNOWLEDGES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO MERIDIAN AND SUCH GUARANTOR, THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH SUCH MATTERS RELEASED PURSUANT TO THE OTHER PROVISIONS OF THIS PARAGRAPH. MERIDIAN AND EACH GUARANTOR REPRESENTS AND WARRANTS TO FEMT AND FCC THAT IT HAS NOT PURPORTED TO TRANSFER, ASSIGN, OR OTHERWISE CONVEY ANY OF ITS RIGHT, TITLE, OR INTEREST IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF MERIDIAN’S AND SUCH GUARANTOR’S CLAIMS WITH RESPECT TO ALL SUCH MATTERS. THE PROVISIONS OF THIS SECTION 7(k) AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, REMISES, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS, AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO FEMT AND FCC ENTERING INTO THIS AGREEMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION, OR LIABILITY OF FEMT OR FCC TO MERIDIAN OR ANY GUARANTOR OR ANY OTHER PERSON, (C) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY LIABILITY, WRONGDOING, OR VIOLATION OF ANY OBLIGATION, DUTY, OR AGREEMENT OF FEMT OR FCC TO MERIDIAN OR ANY GUARANTOR OR ANY OTHER PERSON, AND (D) SHALL NOT BE USED AS EVIDENCE AGAINST FEMT OR FCC BY MERIDIAN OR ANY GUARANTOR ANY OTHER PERSON FOR ANY PURPOSE.
     (l) Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY

DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN FEMT OR FCC AND MERIDIAN AND THE GUARANTORS OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
     (m) Submission to Jurisdiction. Meridian and each Guarantor agrees that all disputes among it and FEMT or FCC arising out of, connected with, related to, or incidental to the relationship established between them in this Agreement, whether arising in contract, tort, equity, or otherwise, shall be resolved only by the courts of the State of New York, the Federal courts sitting therein, and appellate court from any thereof. Meridian and each Guarantor waives in all disputes any objection that any of them may have to the location of the court considering the dispute which court shall have been chosen in accordance with the foregoing.
     (n) Loan Documents. This Agreement shall constitute a Loan Document (as defined in the Credit Agreement).
     (o) Final Agreement. THE MASTER AGREEMENT REPRESENTS THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE MASTER AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE, OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH PARTY HERETO.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

THE MERIDIAN RESOURCE CORPORATION

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

FORTIS CAPITAL CORP.

By:	/s/ Harry T. Nullet
	Name:	Harry T. Nullet
	Title:	Director

By:	/s/ Johan Rutsaert
	Name:	Johan Rutsaert
	Title:	Director

FORTIS ENERGY MARKETING & TRADING GP

By:	/s/ Joel D. McKnight
	Name:	Joel D. McKnight
	Title:	Chief Operating Officer

By:	/s/ Donald W. Black
	Name:	Donald W. Black
	Title:	Managing Director

ACKNOWLEDGED AND AGREED:

GUARANTORS: CAIRN ENERGY USA, INC.

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

THE MERIDIAN RESOURCE & EXPLORATION LLC

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

THE MERIDIAN PRODUCTION CORPORATION

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

THE MERIDIAN RESOURCE CORPORATION

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

FBB ANADARKO CORP.

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

TE TMR CORP.

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

SUNDANCE ACQUISITION CORPORATION

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

LOUISIANA ONSHORE PROPERTIES LLC

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

TMR DRILLING CORPORATION

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President

TMR EQUIPMENT CORPORATION

By:	/s/ Steven G. Ives
	Name:	Steven G. Ives
	Title:	Vice President